CONSULTING AGREEMENT


     THIS CONSULTING AGREEMENT (the "Agreement"), made this 27th day of February, 1998, by and between RCN CORPORATION, a Delaware corporation (the "Company"), and SUSAN SOLOMON ("Consultant").

     WHEREAS, the Company desires to retain Consultant and Consultant desires to be retained by the Company in the capacity of a consultant upon the terms and conditions hereinafter set forth; and

     WHEREAS, the execution and delivery of this Agreement by the Consultant in connection with the consummation of the transactions contemplated by the Agreement and Plan of Merger ("Merger Agreement") between the Company, Lancit
Media Entertainment, Ltd and LME Acquisition Corporation is a material inducement to the Company's agreement to consummate such transaction.

     NOW, THEREFORE, in consideration of the mutual covenants and obligations contained herein, and intending to be legally bound hereby, the parties, subject to the terms and conditions set forth herein, agree as follows:

     1. Retention and Duration. The Company hereby retains Consultant and Consultant hereby accepts retention with the Company as a consultant for a period commencing on the Effective Time, as defined in the Merger Agreement, and continuing until such time as this Agreement is terminated by the Company or Consultant (the "Term") pursuant to paragraph 6 hereof.

     2. Character and Extent of Services. It is the mutual intent of the parties that the Consultant shall act strictly in a professional consulting capacity as an independent contractor for all purposes and in all situations and shall not be considered an employee of the Company. While retained by the Company, Consultant shall serve the Company faithfully and to the best of her ability and shall provide such services and perform such tasks as may be reasonably requested of Consultant from time to time by the Company. Such services will be provided in New York City metropolitan area. Consultant agrees to be available on a full-time basis to provide services to the Company, as and when requested by the Company, during regular business hours unless requested by the Company to do otherwise.

     3. Compensation. The Company shall pay Consultant, and Consultant hereby agrees to accept, as compensation for all services rendered hereunder, compensation at an annualized rate of $357,500, payable in equal monthly installments. Payment will be made bi-weekly during the Term. In addition, during the Term, Company shall pay Consultant the cost of her COBRA continuation coverage and disability insurance coverage, provided that Consultant shall provide the Company with evidence as to the monthly cost of such coverage.

     4. Entitlement to Employee Benefits. Consultant acknowledges that she will not be eligible to participate in any retirement, welfare, bonus, incentive or other benefit plan maintained by the Company during the Term or otherwise by virtue of her retention by the Company and agrees that she will not make any claim for such benefits.

     5. Expenses. The Company will reimburse Consultant for all reasonable and necessary out-of-pocket expenses directly incurred by Consultant in the course of her engagement by the Company. Expenses will be reimbursed at actual cost. Payment for such expenses will be due within 30 days of the submission by Consultant of appropriate documentation in accordance with the Company's regular practices.

     6. Termination. Consultant's retention as a consultant hereunder may be terminated by either Consultant or the Company effective upon 45 days' advance written notice to the other party. Upon such termination, Consultant will be entitled to receive all accrued but unpaid compensation and all incurred but unreimbursed expense (as of the effective date of such termination).

     7. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company and Consultant and their respective successors, executors, administrators, heirs and/or permitted assigns; provided, however, that neither Consultant nor the Company may make any assignments of this Agreement or any interest herein, by operation of law or otherwise, without the prior written consent of the other parties hereto, except that, without such consent, the Company may assign this Agreement to any successor to all or substantially all of its assets and business by means of liquidation, dissolution, merger, consolidation, transfer of assets, or otherwise, provided that such successor assumes in writing all of the obligations of the Company under this Agreement.

     8. Notice. Any notice or communication required or permitted under this Agreement shall be made in writing and (a) sent by overnight courier,
          (b) mailed by certified or registered mail, return receipt requested or (c) sent by telecopier, addressed as follows:

           If to Consultant:

                Susan Solomon
                c/o Friedman Kaplan & Seiler LLP
                    875 Third Avenue
                    New York, New York 10022
                    Attention: Lisa Gersh Hall, Esq.

           If to Company:

                Gary Isaacs
                Vice President, Human Resources
                RCN Corporation
                105 Carnegie Center
                Princeton, New Jersey 08540

          or to such other address as either party may from time to time duly specify by notice given to the other party in the manner specified above.

     9. Entire Agreement; Amendments. This Agreement contains the entire agreement and understanding of the parties hereto relating to the subject matter hereof, and merges and supersedes all prior and contemporaneous discussions, agreements and understandings of every nature between the parties hereto relating to the retention of Consultant by the Company. This Agreement may not be changed or modified, except by an Agreement in writing signed by each of the parties hereto.

    10. Waiver. The waiver of the breach of any term or provision of this Agreement shall not operate as or be construed to be a waiver of any other or subsequent breach of this Agreement.

    11. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the application of the principals of conflicts or choice of laws.

    12. Invalidity. In case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the validity of any other provision of this Agreement, and such provision(s) shall be deemed modified to the extent necessary to make it enforceable.

    13. Section Headings. The section headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

    14. Independent Contractor. Nothing herein shall be construed as evidence of an employment relationship between Consultant and Company, consultant being an independent contractor to the Company. Consultant shall be treated as an independent contractor for all purposes, including without limitation, federal, state and local withholding, employment and payroll tax purpose.

    15.   Counterparts.   This   Agreement  may  be  executed  in  one  or  more
          counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same instrument.


     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officers, and Consultant has executed this Agreement as of the date first above written.


                                 RCN CORPORATION


                          By:   /s/ PAUL SIGMUND
                                --------------------------------------------
                          Name: Paul Sigmund
                          Title:Executive Vice President

                               EXECUTIVE

                                /s/ SUSAN L. SOLOMON
                                --------------------------------------------
                                Susan L. Solomon